UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): April 25, 2019

CLEARFIELD, INC.
(Exact Name of Registrant as Specified in Charter)

Minnesota	0-16106	41-1347235
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7050 Winnetka Avenue North, Suite 100, Brooklyn Park, Minnesota 55428
(Address of Principal Executive Offices) (Zip Code)

(763) 476-6866
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 2.02. Results of Operations and Financial Condition.

On April 25, 2019, Clearfield, Inc. (the “Company”) issued a press release announcing the results of its second quarter and six months ended March 31, 2019.  A copy of that press release is furnished hereto as Exhibit 99.1 and is hereby incorporated by reference.  Also furnished hereto as Exhibit 99.2 is the slide presentation to be used by Cheryl Beranek, the Company’s President and Chief Executive Officer, and Daniel Herzog, the Company’s Chief Financial Officer, during the live webcast of a telephone conference relating to the second quarter and six months ended March 31, 2019 results.

Item 9.01. Financial Statements and Exhibits.

(c) The following exhibits are being furnished herewith:

99.1 Press release dated April 25, 2019

99.2 Presentation for April 25, 2019 Live Webcast of Telephone Conference

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEARFIELD, INC.

Date: April 25, 2019	By:	/s/ Cheryl Beranek
Cheryl Beranek
Chief Executive Officer